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                                                               EXHIBIT NO. (10)

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Auditors" and to the use of our reports dated April 24, 1998, with respect to the financial statements of First Providian Life and Health Insurance Company Separate Ac-count B and the statutory-basis financial statements of First Providian Life and Health Insurance Company in Post-Effective Amendment No. 10 to the Regis-tration Statement (Form N-4 No. 33-39946 and related Prospectus of First Providian Life and Health Insurance Company Separate Account B.

/s/ Ernst & Young LLP

Louisville, Kentucky
April 24, 1998